UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 4, 2023

Avinger, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 241-7900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	AVGR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

2023 Annual Meeting of Stockholders

On October 4, 2023, the Board of Directors of Avinger, Inc. (the “Company”) scheduled the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”) for December 22, 2023. The record date for the 2023 Annual Meeting will be October 31, 2023. The Company will provide additional details regarding the exact time, location and matters to be voted on at the 2023 Annual Meeting in the Company’s proxy statement for the 2023 Annual Meeting to be filed with the Securities and Exchange Commission prior to the 2023 Annual Meeting.

Stockholder Proposal and Director Nominations Deadlines

Because the scheduled date of the 2023 Annual Meeting is more than 30 days after the anniversary of the Company’s 2022 Annual Meeting of Stockholders, the deadlines for stockholders to propose actions for consideration or to nominate individuals to serve as directors at the 2023 Annual Meeting previously set forth in the Company’s 2022 proxy statement are no longer applicable. Pursuant to Rule 14a-5(f) and Rule 14a-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is providing notice of revised deadlines in connection with the 2023 Annual Meeting (i) for the submission of stockholder proposals in compliance with Rule 14a-8 of the Exchange Act (“Rule 14a-8”) and (ii) under the advance notice provisions applicable to stockholders desiring to bring nominations for directors or proposals other than pursuant to Rule 14a-8.

Revised Deadline for Rule 14a-8 Stockholder Proposals

To be considered for inclusion in proxy materials for the 2023 Annual Meeting, stockholder proposals submitted pursuant to Rule 14a-8 and intended to be presented at the 2023 Annual Meeting must be received by the Company’s Secretary at 400 Chesapeake Drive, Redwood City, California 94063, Attention: Secretary no later than November 10, 2023, which the Company believes to be a reasonable time before it expects to begin to print and send its proxy materials for the 2023 Annual Meeting. Any proposal received after such date will be considered untimely. All Rule 14a-8 proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting.

Revised Advance Notice Deadline for Director Nominations and Other Stockholder Proposals

The Company’s Bylaws include separate advance notice provisions applicable to stockholders desiring to bring nominations for directors or to bring proposals before an annual meeting of stockholders other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, stockholders give timely written notice to the Company’s Secretary regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Company’s Bylaws. To be timely, a stockholder who intends to present nominations or a proposal at the 2023 Annual Meeting other than pursuant to Rule 14a-8 must provide the information set forth in the Bylaws to the Company’s Secretary no later than close of business on October 15, 2023.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: October 5, 2023	By:	/s/ Jeffrey M. Soinski
Jeffrey M. Soinski Chief Executive Officer